Allogeneic Gamma Delta T Cells Engineered to Fight Cancer September 16, 2020 Exhibit 99.1

Forward-Looking Statements This presentation contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including, but not limited to, statements regarding: future product development plans and projected timelines for the initiation and completion of preclinical and clinical trials and other activities of Adicet Bio, Inc. (the “Company” or “Adicet”); the potential for the results of ongoing preclinical or clinical trials and the efficacy of Adicet’s drug candidates; our expectations of the potential impact of COVID-19 on strategy, future operations, and the timing of our clinical trials, including potential impacts on enrollment and initiation; and future product development and regulatory strategies, including with respect to specific indications. The use of words such as, but not limited to, “believe,” “expect,” “estimate,” “project,” “intend,” “future,” “potential,” “continue,” “may,” “might,” “plan,” “will,” “should,” “seek,” “anticipate,” or “could” and other similar words or expressions are intended to identify forward-looking statements. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based on Adicet’s current beliefs, expectations and assumptions regarding the future of Adicet’s business, future plans and strategies, clinical results and other future conditions. New risks and uncertainties may emerge from time to time, and it is not possible to predict all risks and uncertainties. No representations or warranties (expressed or implied) are made about the accuracy of any such forward-looking statements. Such forward-looking statements are subject to a number of material risks and uncertainties including but not limited to: (i) the outcome of any legal proceedings that may be instituted against the parties and others related to the merger agreement; (ii) unanticipated difficulties or expenditures relating to the merger, the response of business partners and competitors to the announcement or completion of the merger, and/or potential difficulties in employee retention as a result of the announcement or completion of the merger; (iii) the combined company’s listing on the Nasdaq Global Market; (iv) the adequacy of the combined company’s capital to support its future operations and its ability to successfully initiate and complete clinical trials; (v) the nature, strategy and focus of the combined company; (vi) the difficulty in predicting the time and cost of development of Adicet’s product candidates; (vii) Adicet’s plans to develop and commercialize its product candidates, including, but not limited to, ADI-001 and ADI-002; (viii) the timing of initiation of Adicet’s planned clinical trials; (ix) the timing of the availability of data from Adicet’s clinical trials; (x) the timing of any planned investigational new drug application or new drug application; (xi) Adicet’s plans to research, develop and commercialize its current and future product candidates; (xii) Adicet’s ability to enter into new collaborations, and to fulfill its obligations under any such collaboration agreements; (xiii) the clinical utility, potential benefits and market acceptance of Adicet’s product candidates; (xiv) Adicet’s commercialization, marketing and manufacturing capabilities and strategy; (xv) Adicet’s ability to identify additional products or product candidates with significant commercial potential and to expand its pipeline in oncology and other diseases; (xvi) developments and projections relating to Adicet’s competitors and its industry; (xvii) the impact of government laws and regulations; (xviii) the impact of public health epidemics affecting countries or regions in which we have operations or do business, such as COVID-19, which has been labeled a pandemic by the World Health Organization, the timing and anticipated results of our clinical trials; (xix) the risk that the results of our clinical trials may not be predictive of future results in connection with future clinical trials; (xx) the timing and outcome of our planned interactions with regulatory authorities; (xxi) Adicet’s ability to protect its intellectual property position; (xxii) Adicet’s estimates regarding future revenue, expenses, capital requirements and need for additional financing; and (xxiii) those risks detailed in resTORbio’s, Inc.’s definitive proxy statement/prospectus/information statement filed with the SEC on August 21, 2020, as well as discussions of potential risks, uncertainties, and other important factors in Adicet’s subsequent filings with the Securities and Exchange Commission. Any forward-looking statement speaks only as of the date on which it was made. None of Adicet, nor its affiliates, advisors or representatives, undertake any obligation to publicly update or revise any forward-looking statement, whether as result of new information, future events or otherwise, except as required by law. Industry and Market Information Information regarding market share, market position and industry data pertaining to Adicet’s business contained in this presentation consists of estimates based on data and reports compiled by industry professional organizations and analysts and Adicet’s knowledge of their industry. Although Adicet believes the industry and market data to be reliable, this information could prove to be inaccurate. You should carefully consider the inherent risks and uncertainties associated with the market and other industry data contained in this presentation. Forward-looking information obtained from third-party sources is subject to the same qualifications and the additional uncertainties as the other forward-looking statements in this presentation.

Adicet Bio: Leaders in Engineered Gamma-Delta CAR-T Cell Therapy

- Developing off-the-shelf, engineered Gamma-Delta (γδ) CAR-T cells for oncology and other indications
- Presence of γδ T cells in tumors was observed to strongly correlate with improved overall prognosis, survival and progression free survival
  - Express T-cell and NK cell receptors, facilitating adaptive and innate anti-tumor immune responses with more limited ability for tumor escape
  - Intrinsically home to and function in tissues and solid malignancies
  - Allogeneic and off-the-shelf with potential to re-dose patients and no expected GvHD
  - Potential for outpatient administration
- Proprietary T Cell Receptor-Like (TCR-L) monoclonal platform targeting intracellular targets presented on MHC complexes
- $123 million pro forma cash, cash equivalent and marketable securities June 30, 2020
- Multiple near-term milestones
- Key Investors: OrbiMed, Novartis, JNJ, Regeneron, aMoon


CAR
γδ TCR
DNAM-1
NCRs
NCRs
4-1BB
NKG2D
CD3ζ
γδ CAR-T

CAR: Chimeric Antigen Receptors; NK: Natural Killer; GvHD: Graft Versus Host Disease; MHC: Major Histocompatibility Complex; NKG2D: NK Group 2D; NCR=Natural Cytotoxicity Receptors; DNAM-1: DNAX accessory molecule-1

3

Adicet Bio

Adicet Bio Post Merger Leadership Team Chen Schor President and CEO Stewart Abbot, PhD Chief Scientific and Operating Officer Carrie Krehlik Chief Human Resource Officer Lloyd Klickstein, MD, PhD Chief Innovation Officer Francesco Galimi, MD, PhD Chief Medical Officer Nick Harvey Chief Financial Officer

Improving Cancer Immunotherapy Presence of γδ T Cells Observed to Strongly Correlate with Positive Clinical Outcomes Meraviglia et al. 2017 Improved Disease Free Progression Colorectal Cancer γδ T cell hi γδ T cell lo γδ T cell lo / IFNγ lo Pan-Cancer: Improved Overall Prognosis Gentles et al. 2015 Godder et al. 2007 Post-HSCT Improved Survival γδ T cell hi γδ T cell lo Overall Survival HSCT: Hematopoietic Stem Cell Transplantation p<0.0001

NH: Non-Hodgkin’s ; HCC: hepatocellular carcinoma   Building a Broad Pipeline of First in Class γδ CAR T Cell Therapy Program Target Indication Discovery Preclinical IND Phase 1 Phase 2 ADI-001 CD20 NH Lymphoma ADI-002 GPC3 HCC ADI-00x Undisclosed Solid Tumors ADI-00x Multiple Solid and Heme

Multiple Expected Near-Term Milestones File IND for ADI-001 CD20 gamma-delta CAR-T Phase 1 clinical study in non-Hodgkin’s lymphoma ADI-001 expansion in DLBCL and/or MCL Phase 1 in HCC and other solid tumors Expand pipeline in oncology and other diseases File IND for ADI-002 GPC3 gamma-delta CAR-T DLBCL: Diffuse Large B Cell Lymphoma; MCL: Mantle Cell Lymphoma

ADI-001: Allogeneic CD20-CAR-γδ T Cell

Key Anticipated Advantages of Adicet’s Allogeneic γδ1 T Cell Platform Innate and adaptive immunity imparted by TCR and NK receptors May mitigate tumor relapse MHC-independent tumor targeting Off-the-shelf product, potential to re-dose No / low potential to cause GvHD Potent IFNγ production Potential for integrin-mediated trafficking to solid tumors Scalable manufacturing from healthy donors Not compromised by patient’s immune system dysfunction MICA / B B7-H6, etc. MHC- unrestricted antigens CD20 Nectin-2, etc. Galectin-3, NKp44L, etc.

Adicet CAR γδ T Cell Platform Anticipated Advantages: Engineered to address activity, tumor homing, safety, and COGs limitations

		Allogeneic CAR αβ T Cells	Allogeneic CAR NK Cells	Allogeneic CAR γδ T Cells
Activity	Innate anti-tumor response		✓	✓
	Adaptive anti-tumor response	✓		✓
	Active tumor homing			✓
	Predominantly activating receptor expression	(Limited number) ✓	(Balance with inactivating) ✓	✓
	Preclinical persistence by repeat tumor challenge			✓
	Prognostic value of tumor infiltration		✓	✓✓
Safety	Low GvHD risk	(Requires αβ TCR deletion) ✓	✓	✓
	Low risk of cytokine release syndrome ≥ grade 3 risk		✓	✓
COGS	No gene editing required (May affect efficacy)		✓	✓
	Scalable manufacturing	Limited without exhaustion ✓	✓	✓✓

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Adicet Bio

Large-Scale Manufacture of γδ T Cells Proprietary AM3579 activating antibody to expand γδ1 T cells, Proprietary Vectors, Proprietary Scalable Process

Anticipated Consistent Proprietary Large-Scale Expansion Fully cGMP-compliant manufacturing process Available on demand for single or repeated dosing Consistent clinical-scale manufacture >6,000 fold expansion of Vδ1 T cells at clinical scale Highly cost efficient: Up to 1,000 doses / batch Data above are from full-scale clinical productions conducted by Adicet and cGMP-compliant contract manufacturing organization

CD20 CAR γδ T Cells Effectively Control Aggressive Lymphoma Tumors in Mice† Untreated animals succumb to highly aggressive tumors within 3 weeks 2nd generation (employing two co-stimulation domains) CD20 CAR γδ T cells effectively control multiple disseminated (iv) and localized (sc) tumors γδ T cell treatment initiated* when tumor volume ≥ 200mm3 Intravenous Raji Tumor Growth * Subcutaneous Raji Tumor Growth * -5 0 5 10 15 20 25 30 35 0 1×10 10 2×10 10 3×10 10 4×10 10 5×10 10 6×10 10 7×10 10 M e a n T o t a l F l u x ( p / s ) + / - S E M Intravenous Granta Tumor Growth * Subcutaneous Mino Tumor Growth * †internal Adicet study

CD20 γδ CAR-T Cells Effectively Control Repeat Lymphoma Challenges and Demonstrate Functional Persistence for 100 Days

- Repeat tumor challenge is one of the most stringent tests of anti-tumor activity
- CD20 CAR γδ T cell treatment initiated* when tumor volume ≥ 200mm3
- Excellent tumor control in all animals at day 55
- Secondary tumor challenge at day 60
- CD20 CAR γδ T demonstrate functional persistence and control tumor growth to 100 days

In Vivo Subcutaneous Raji Tumor Killing †


1˚ Tumor Challenge
2˚ Tumor Challenge
Mean Tumor Volume (mm3)+/- SEM
6000
5000
4000
3000
2000
1000
0
*
0
20
40
60
80
100
Days Post Treatment
Tumor Alone
Cytokine-augmented CD20 CAR γδ T cells

14

†internal Adicet study

Adicet Bio

CD20 CAR γδ T Cells Proliferate in Response to Activation in Tumors Substantial and specific target-mediated proliferation of CD20 CAR γδ T cells in localized lymphoma tumors at 6 days post treatment † Blood Spleen Liver Bone marrow Tumor Cell Number T cell Proliferation Day 2 Post-treatment CAR-T γδ Day 6 Post-treatment CAR-T γδ Blood Spleen Liver Tumor Bone marrow T cell Proliferation T cell Proliferation Day 6 Post-treatment CAR-T αβ †internal Adicet study 103 104 105 106 103 104 105 106 103 104 105 106

Intravenous Raji Tumor in SRG-15 Mice† Absence of GvHD with CD20 CAR γδ T Cells No GvHD observed in mice treated with γδ T cells γδ T cells not expected to induce GvHD in clinical study No gene editing required to overcome GvHD with γδ T cells αβ CAR-T cell group succumbed to GvHD αβ CART cells CAR γδ T cells Tumor alone Days Post Treatment Percentage Surviving †internal Adicet study; SRG-15 mice express human IL-15 transgene

ADI-001 (Off-the-shelf CD20 CAR γδ T cells) Opportunity Significant unmet medical need following CAR-T approvals Gr3+ CRS: 13-49%; Gr3+ neurotoxicity: 18-31% Limited number of specialized centers can treat patients; Suboptimal patient access Significant percentage of patients in pivotal trials didn’t receive cells (primarily due to mfg. challenges or wait time) 40% of patients treated with approved autologous CD19 CAR T therapy show durable responses ADI-001 Target product profile Effective (ORR, PFS/OS) in CD20 expressing NHL Facilitating adaptive and innate anti-tumor immune responses with more limited ability for tumor escape Potential alternative to autologous therapies and/or line of therapy before/after CD19 cell therapy relapse Significantly lower cytokine release syndrome; No GvHD Potential for outpatient administration Sources: Kymriah and Yescara package inserts; Neelapu et al. N Eng J Med 2017

First in Human Study for ADI-001 (CD20 CAR γδ T cells) Follow-up Day -5 Day 0 Day 28 Month 12 Lymphodepletion Regimen: Flu/Cy Fludarabine: 30 mg/m2/d x 3 days, Cyclophosphamide 500 mg/m2/d x 3 days Phase 1 study design NHL patients relapsing from 2 or more prior lines of treatment 3 cohorts expected for dose escalation/safety Up to 50 patients at the selected dose Optional ADI-001 retreatment Potential DLBCL dose expansion / Pivotal study Potential MCL dose expansion / Pivotal study Long-term follow-up study Lympho- depletion Treatment Enrollment ADI-001 Infusion Response & Safety Assessment End of Study Response & Safety Assessment Months 3, 6, 9, 12 (*) (*) Dose escalation study

ADI-002: Allogeneic GPC3-CAR-γδ T Cell for Solid Tumors

Anticipated Advantages of Adicet’s γδ CAR-T Cell Therapy in Solid Tumors Solid Tumor Challenges Adicet γδ CAR-T Cell Anticipated Advantage Avoiding autologous cell exhaustion / dysfunction Healthy CMV-negative donor derived product preserves Vδ1 proliferative capacity Potential for >30 population doublings ex vivo / in vivo Specific tumor-induced activation & proliferation Activation-induced PD-1 expression is reversible without exhaustion CAR-designs minimize tonic signaling Cells Infiltration into Tumor Chemokine receptor and adhesion molecule mediated infiltration Immunosuppressive Tumor Microenvironment Further engineering can improve responses to tumor microenvironment factors γδ T cells can survive and function in hypoxic / low nutrient conditions Loss of HLA or Target Antigen(s) Expression HLA-independent γδ T cell innate receptor-mediated tumor recognition Paucity of tractable targets Ability to target intracellular antigens CMV: Cytomegalovirus; HLA: Human Leukocyte Antigen

ADI-002: GPC3 is highly expressed on a broad range of solid tumors, with limited expression levels on normal tissues Baumhoer et al., Am J Clin Pathol 2008;129:899-906 Ho et al., PLoS ONE 2012; 7: e37159 IHC Detection of GPC3 in human HCC vs normal liver Adicet Bio Confidential Tumor Non-tumor

Secretion of IL-15 Enhances Potency of ADI-002 Cells in Solid Tumors GPC3-CAR / sIL-15 γδ T cells control subcutaneous hepatocellular carcinoma growth in NSG mice

Dose Dependent Anti-Tumor Effect of Vδ1 CAR-T Cells with GPC3-Targeting sIL15 CAR γδ1 T Cells in Liver Cancer Model †

- GPC3-targeting chimeric antigen receptor construct also encodes secretion of IL15
- Single dose CAR γδ T cell treatment was initiated* when tumor volumes reached ~200mm^3
- Excellent CAR γδ T dose-dependent control of tumor growth



HepG2 Tumor Growth
Tumor Volume (mm3) +/- SEM
2500
2000
1500
1000
500
0
*
0
10
20
30
40
Study Days
HepG2 Tumor Volume at Day 37
Tumor Volume (mm3) +/- SEM
3000
2000
1000
0
Tumor alone
GPC3 CAR γδT – low dose
GPC3 CAR γδT– medium dose
GPC3 CAR γδT– high dose

23

†internal Adicet study

Adicet Bio

Anticipated Advantage of ADI-002 in HCC Potential to address low target tumor densities CAR-dependent and CAR-independent tumor targeting Optimizing γδ T cells to overcome tumor microenvironment-mediated immunosuppression Enhancing persistence of CAR-γδ T cells Favorable preclinical results Opportunities in multiple tumor types Adicet Bio Confidential

TCR-L Platform: Intracellular Solid Tumor Targets

TCR-L Platform: CAR-T Using Intracellular Solid Tumor Targets Challenge Lack of disease-specific cell surface targets in solid tumors TCR-L Proposed Solution Ability to target disease-specific intracellular proteins via peptide MHC complexes highly expands the target pool Unlikely to express on normal cells Adicet has generated multiple TCR-Like (TCR-L) antibodies to various intracellular targets in key solid tumor indications Mimic TCR specificity with higher affinity of mAbs scFv for chimeric antigen receptors for cellular therapy Tyr CAR γδ T cells Tumor alone Day Post Treatment WM266.4 Tumor Growth in NSG Mice †internal Adicet study †

Adicet Bio: Leaders in Engineered Gamma-Delta CAR-T Cell Therapy

- Developing off-the-shelf, engineered Gamma-Delta (γδ) CAR-T cells for oncology and other indications
- Presence of γδ T cells in tumors was observed to strongly correlate with improved overall prognosis, survival and progression free survival
  - Express T-cell and NK cell receptors, facilitating adaptive and innate anti-tumor immune responses with more limited ability for tumor escape
  - Intrinsically home to and function in tissues and solid malignancies
  - Allogeneic and off-the-shelf with potential to re-dose patients and no expected GvHD
  - Potential for outpatient administration
- Proprietary T Cell Receptor-Like (TCR-L) monoclonal platform targeting intracellular targets presented on MHC complexes
- $123 million pro forma cash, cash equivalent and marketable securities June 30, 2020
- Multiple near-term milestones
- Key Investors: OrbiMed, Novartis, JNJ, Regeneron, aMoon



CAR
γδ TCR
DNAM-1
NCRs
NCRs
4-1BB
NKG2D
CD3ζ
γδ CAR-T

CAR: Chimeric Antigen Receptors; NK: Natural Killer; GvHD: Graft Versus Host Disease; MHC: Major Histocompatibility Complex; NKG2D: NK Group 2D; NCR=Natural Cytotoxicity Receptors; DNAM-1: DNAX accessory molecule-1

27

Adicet Bio

Backup Slides

CD20 CAR γδ T Cells Potently Kill Multiple Lymphoma Cell Lines in vitro †

- Potent activity against tumors expressing high and low levels of CD20
- Potent activity against tumors expressing HLA-Class 1 or HLA-Class 1 null
- CD20 CAR potentiates initial innate tumor recognition and killing
- Will-2 cells were originally derived from a Rituxan -Resistant Patient



Raji (~54,000 CD20 /cell)
Daudi (>50,000 CD20 /cell, HLA-null)
Mino
(>90,000 CD20/cell)
WILL-2
(<1000 CD20 /cell)
% Cytotoxicity
100
75
50
25
0
0.001
0.01
0.1
1
10
100
Effector: Target Ratio
CD20 CAR Vδ1 cells
Un-engineered Vδ1 cells

29

†internal Adicet study

Adicet Bio

Adicet: Leader in CAR & TCR Engineered γδ1 T cells

Company	T-cell type	Source
Gadeta	αβ	Blood
GammaDelta Therapeutics	γδ1	Skin/Blood
TC Biopharm	γδ1, γδ2	Blood
Immatics	γδ2	Blood
IN8bio (Incysus)	γδ2	Blood

Adicet is a leader in the development of CAR-modified healthy donor-derived γδ1 T cell therapies

30

Source: Adapted from Immuno-Oncology Technology 1 (2019) 3–10

Adicet Bio

Intellectual Property Platform γδ T cell Expansion Multiple pending patent applications Compositions and methods of expansion/treatment Expiry 2035 to 2037 γδ T cell Optimized Constructs Multiple pending patent applications Compositions and methods of treatment Expiry 2038 to 2039 Novel Targeting Ligand Platform TCR-like Antibody Platform Multiple issued and Pending Patents Expiry 2021 to 2036 Pipeline Provisional application pending Directed to methods of treatment and adoptive γδ T cell support TCR-like Antibodies Carcinoma Target Multiple pending patent applications Compositions and methods of treatment Expiry 2036 to 2037 Melanoma and Glioblastoma Target Multiple pending patent applications Compositions and methods of treatment Expiry 2036 ADI-001 Hematological Target Multiple pending patent applications Compositions and methods of treatment Expiry 2038 to 2039 ADI-002 Solid Tumor Target Multiple pending patent applications Compositions and methods of treatment Expiry 2038 to 2039

Regeneron Collaboration In conjunction with Regeneron, Adicet discovers and develops γδ T cells engineered with CARs and TCRs Adicet has the right to use certain of Regeneron’s proprietary mice Five-year research collaboration signed July 2016 Adicet has the right to develop and commercialize the first collaboration target (ADI-001) At IND, Regeneron has an option to exercise exclusive rights for ADI-002 and potentially for additional targets to be mutually agreed upon In case Regeneron exercises an option, Adicet will receive an option exercise fee and has the right to co-fund, co-promote and profit-share in such product OR receive royalties

Adicet’s Key Anticipated Differentiation From γδ T cell Competitors Robust and practical proprietary antibody-based manufacturing method for γδ T cells Unique ability to selectively expand multiple γδ T cell subpopulations Large-scale expansion of blood-derived γδ T cells Production of highly potent Vδ1 (tumor cytolysis and cytokine production) Ability to kill tumor cells expressing low level of target antigens (~100 copies per cell) No potentially pro-tumorigenic Th17-type responses in Adicet’s Vδ1 subpopulation In-house chimeric antigen receptor (CAR) target identification and verification process Ability to effectively target tumor-specific intracellular protein-derived peptides using proprietary T cell receptor-like antibodies (TCRLs) Capacity to develop TCRLs as CARs, bispecific antibodies or ADCs

2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 CAR-T Cell Therapy Journey 2015 Adicet Bio Founded ~2017 Yescarta approved by US FDA for r/r DLBCL 2012 U. Penn CART19 assets acquired by Novartis 2017 Kite Pharma acquired for $11.9B 2013 Juno Therapeutics founded 2009 Kite Pharma Founded 2017-19 Adicet Bio preclinical data 2021 Adicet Bio clinical data expected 2018 Allogene IPO 2018 Juno Therapeutics acquired for $9B 2017 Allogene founded Adicet Bio Confidential ~2017 Kymriah approved by US FDA for r/r ALL